SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                           February 26, 1998
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                         INTRATEL GROUP, LTD.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                  33-853963                 72-1265159
---------------              -----------           ----------------------
(State or Other              (Commission              (IRS Employer
Jurisdiction of              File Number)          Identification Number)
Incorporation)


                      28050 U.S. HIGHWAY 19 NORTH
                       CLEARWATER, FLORIDA 34621
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (813) 797-9000
                     -------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 3.

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Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

               As previously reported on Form 8-K dated January 6, 1998, the Registrant's former auditors resigned. On February 16, 1998, the Registrant engaged the firm of BDO Seidman, LLP as its principal accountant to audit its financial statements for the fiscal year ended December 31, 1997. During the Registrant's two most recent fiscal years, neither the Registrant or anyone acting on its behalf consulted BDO Seidman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that BDO Seidman concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation SK of the Securities Act of 1933) or a reportable event.

Item 5.   Material Events
          ---------------

               On January 23, 1998, Katheryn E. Dietze was appointed to the Registrant's Board of Directors and on February 18, 1998, Murray
          L. Swanson was appointed a Director and acting Chairman and President. Directors hold office until the next annual meeting of shareholders or until his or her successor is elected and qualify.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

               On February 16, 1998, Mr. Robert E. Yaw, II resigned as an Officer and Director of the Registrant. On February 25, 1998, the Registrant entered into an Agreement with Mr. Yaw whereby the Registrant will pay Mr. Yaw's salary through December 31, 1997 and non-reimbursed expenses through February 1998. Mr. Yaw will also receive a fee equal to five percent (5%) of the net proceeds from a sale of all or part of the Registrant's interest in Infinet Software, Inc., if such interest is sold to a purchaser introduced by Mr. Yaw and if such

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

          sale occurs prior to June 30, 1999. Mr. Yaw agreed to the return of 250,000 shares of the Registrant's Common Stock.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------







                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTRATEL GROUP, LTD.



Dated: February 26, 1998                By:  /s/ WILLIAM F. WOLFF III
                                           ---------------------------------
                                            William F. Wolff III
                                            Director









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